UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                April 8, 2002
                                -----------------
                   Date of Report (Date of earliest reported)

                            GOLF ENTERTAINMENT, INC.
                            ------------------------
             (Exact name of registrant as specified in its chapter)


           DELAWARE                     0-18303                11-2990598
           --------                     -------                ----------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

                               1008 S Clayton St.
                            Springdale, Arkansas 72762
                            ---------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                  479-751-2300
                                  ------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.  Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.  Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP. Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

a) Information required by Item 304 (a)(1) of Regulation S-K

On April 5, 2002, Golf Entertainment, Inc. (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of Goldstein Golub Kessler LLP, Certified Public Accountants, in that role and retained James E. Slayton, CPA's, Ltd. as its independent accountants for the fiscal year ending December 31, 2001. The Audit Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

During the period of January 1, 2001 through April 5, 2002, there were no disagreements with Goldstein Golub Kessler LLP, Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Goldstein Golub Kessler LLP's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304
(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.
Neither of the reports of Goldstein Golub Kessler LLP, CPA for the period ending December 31, 2000 contain an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the audited period ending December 31, 2000 and the subsequent interim period through April 5, 2002, there were no disagreements with Goldstein Golub Kessler LLP, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report.

(b) Information required by Item 304(a)(2) of Regulation S-K

Effective December 27, 2001, the Company has engaged James E. Slayton, CPA's, Ltd. as its independent accountant for the fiscal year ended December 31, 2001. During the most recent two fiscal years and during the portion of 2001 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with James E. Slayton, CPA's, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished Goldstein Golub Kessler LLP, Certified Public Accountant's with a copy of the disclosures under this Item 4 and has requested that Goldstein Golub Kessler LLP, CPA's provide it with a letter addressed to the SEC stating whether or not they agree with the above statements.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The company has moved its corporate headquarters to 1008 S. Clayton St., Springdale, AR 72762. The company's new phone number is (479) 751-2300.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS. Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.  Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR. Not applicable.

ITEM 9. REGULATION FD DISCLOSURE. Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GOLF ENTERTAINMENT, INC.
                                            ------------------------
                                                  (Registrant)


 Date: April 12, 2002                        /s/ Dr. Tim Brooker
                                            ------------------------
                                                Director and CEO